UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

February 7, 2023

Date of report (Date of earliest event reported)

IMAX Corporation

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-35066	98-0140269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2525 Speakman Drive	902 Broadway, Floor 20
Mississauga, Ontario, Canada L5K 1B1	New York, New York, USA 10010
(905) 403-6500	(212) 821-0100

(Address of principal executive offices, zip code, telephone numbers)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	IMAX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 7, 2023, the Board of Directors of IMAX Corporation (the “Company”) adopted and approved the Company’s Second Amended and Restated By-Law No. 1 (the “Amendment”), which amends and restates the Company’s Amended and Restated By-Law No. 1 (the “Previous By-Law”), effective as of such date. The Amendment updates certain procedural and disclosure requirements for director nominations made by shareholders in light of Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”).

The Amendment provides, among other things, that a nominating shareholder must (1) limit the number of nominees to the number of directors to be elected at a meeting; (2) represent that the shareholder intends to solicit, in accordance with applicable law, proxies from holders of at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees; (3) if requested by the Company, provide any information relating to the eligibility of a proposed nominee to serve as director to the Company within five business days of such request; (4) update the required notice of nomination or proposal so that it is accurate as of the applicable shareholder meeting record date and as of ten business days prior to the applicable shareholder meeting; (5) notify the Company of any change in intent to solicit proxies within two business days and provide reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rules at least five business days before the applicable shareholder meeting; and (6) use a proxy card color other than white. The Amendment also incorporates ministerial, clarifying and conforming changes.

The Amendment is subject to confirmation by majority vote of the Company’s shareholders at the next annual shareholder meeting. Absent such confirmation, the Amendment will cease to be effective, and the Company will become subject to the Previous By-Law as it was in effect prior to February 7, 2023.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated By-law No. 1 of IMAX Corporation, enacted on February 7, 2023.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAX Corporation
(Registrant)

Date: February 10, 2023	By:	/s/ Robert D. Lister
	Name:	Robert D. Lister
	Title:	Chief Legal Officer and Senior Executive Vice President

	By:	/s/ Kenneth I. Weissman
	Name:	Kenneth I. Weissman
	Title:	Deputy General Counsel & Corporate Secretary

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